Exhibit 99.2

Centerline Holding Company
Financial Overview
3Q11 | September 30, 2011

CENTERLINE CAPITAL GROUP
Table of Contents

 Centerline Corporate Overview    pg 3

 Equity Ownership Summary    pg 7

 Supplemental Financial Information   pg 9

 Glossary      pg 22

Corporate Office

 625 Madison Avenue
 New York, NY 10022
 Phone: 212-317-5700
 Fax: 212-751-3550
 www.centerline.com
 OTC Symbol: CLNH

Investor Contacts

 Rob Levy
 President, CFO and COO
 212-317-5700

 Denise Bernstein
 Investor Relations
 212-521-6451
This presentation contains forward-looking statements about
Centerline Holding Company. Certain statements in this document may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation
Reform Act of 1995. Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are detailed in Centerline Holding Company's most recent Annual
Report on Form 10-K and the Quarterly Reports on Form 10-Q for
the first, second and third quarters of 2010 filed with the Securities and Exchange Commission, and include, among others, business limitations caused by adverse changes in real estate and credit markets and general economic and business conditions; our ability to generate new income sources, raise capital for investment funds and maintain business relationships with providers and users of capital; changes in applicable laws and regulations; our tax treatment, the tax treatment of our subsidiaries and the tax treatment of our investments; risk of allocations of income to our shareholders without corresponding cash distributions; possible adverse effects of a future issuance of shares or a reverse share split; possible deterioration in cash flows generated by material investments, such as the Freddie Mac B-Certificate; competition with other companies; risk of loss under mortgage banking loss sharing agreements; and risks associated with providing credit intermediation. Words such as "anticipates", "expects", "intends",
"plans", "believes", "seeks", "estimates" and similar expressions are intended to identify forward-looking statements. Such forward-
looking statements speak only as of the date of this document.
Centerline Holding Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Centerline Holding Company's expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

CENTERLINE CAPITAL GROUP
Centerline Corporate Overview

centerline
capital group

Centerline Capital Group ("Centerline"), a subsidiary of Centerline Holding Company (OTC:CLNH), provides real estate financing and asset management services, focused on affordable and conventional multifamily housing. We offer a range of both debt and equity financing, investment products and asset management services to developers, owners and investors.

- Our core businesses include:
  - Low-Income Housing Tax Credit ("LIHTC") syndication, fund management, asset and portfolio management, and affordable debt
  - Affordable and conventional multifamily lending, primarily as a Fannie Mae DUS lender, Freddie Mac seller-servicer, and FHA-approved mortgage provider
- Centerline, or its predecessor companies, has been in continuous operation since 1972.

Affordable Housing and Asset Management

- Centerline has been a leader in the affordable housing industry since creation of the LIHTC program in 1986. We have raised over $9.9 billion in equity from institutional and retail investors as a sponsor of 135 public and private real estate investment funds.
- We manage one of the largest tax credit portfolios in the United States; we currently have $9.3 billion under management.
- Centerline has invested in over 1,200 affordable multifamily rental assets in 47 states, Washington DC and Puerto Rico.

Mortgage Banking

- We started in the agency mortgage loan industry in 1988; our current agency mortgage loan portfolio stands at about $9 billion.
- Since 1988 we have originated over $8 billion in Fannie Mae loans, and we have originated over $2.7 billion in Freddie Mac loans since 1996.

Corporate Overview

- Centerline's **Affordable Housing Group** provides debt and equity investment products to developers and investors. We raise capital from banks, insurance companies and other large institutions and invest it as equity in affordable housing tax credit developments. We also provide debt products we place with government-sponsored enterprises (GSE) or the FHA, on behalf of our developer clients.

- Our **Asset Management Group** monitors and manages multifamily real estate assets owned primarily by third parties. Our organizational structure, combined with our technology, depth of professional expertise, and our portfolio diversity allow us to track trends, analyze sponsors and markets, and make informed decisions to protect the value of our investments.

- Centerline's **Mortgage Banking Group** provides a broad spectrum of financing investment products for conventional multifamily properties throughout the United States. We are a Fannie Mae DUS lender, Freddie Mac seller-servicer, and FHA-approved mortgage provider. Our multifamily loan origination, pricing and underwriting platform allows us to finance multifamily properties competitively.

Business Groups

centerline capital group

expertise.

- We have a 38-year track record of continuous operation through various real estate and economic cycles.
- We originate, underwrite, service, asset manage, refinance or sell assets through all phases of their life cycles.
- We are an industry leader in affordable and multifamily housing finance.

relationships.

- We have direct relationships with real estate developers and owners.
- We have strategic relationships with GSEs, banks, insurance companies and other institutional investors.

solutions.

- We offer a broad spectrum of financing and investment products tailored to meet specific client goals.
- We have a depth and breadth of asset management and originations services.
- We mitigate and manage risk to ensure the best possible returns on investments.

Competitive Advantages

CENTERLINE CAPITAL GROUP
Equity Ownership Summary

centerline capital group

C3 Initial Assets LLC (Island) 39%
Other Common Shareholders(2) 16%
Bank of America 8%
Wells Fargo 8%
FDIC(3) 7%
Natixis Financial Products 5%
Citibank 4%
The Related Companies 3%
Capital One 2%
Other Preferred and SCU shareholders(2) 8%

Ownership Type	Shares	Common Share Equivalent	% of Ownership of Outstanding Shares
Common Shares	349,165,831	349,165,831	96.6%
Special Common Units (SCU Shares)	11,867,236	11,867,236	3.3%
Series A CRA Preferred Shares	588,100	588,100	0.2%
Total Equity	**361,621,167**	**361,621,167**	**100.0%**

Equity Ownership as of September 30, 2011
(1)  On October 6, 2010, Centerline shareholders approved the amendment to the Company’s trust agreement that increased the number of shares authorized for issuance from  160 million shares to 800 million shares.
         At that time, 19.3 million of the Special Series A Shares automatically were converted into 289.9 million of common shares at 1:15 ratio.
(2)  Excludes common shares owned by The Related Companies as they are shown separately.
(3) The FDIC, in its capacity as Receiver, is the record owner of common shares on behalf of the following entities: California National Bank, California Savings Bank, San Diego National Bank, Indy Mac Bank, F.S.B.,
       North Houston Bank, and Community Bank & Trust.
(4) Shareholders are subject to Lock-Up Agreements pursuant to which they may not offer, sell, offer to sell, contract to sell, grant and option to purchase or otherwise sell or dispose of any of their Centerline equity interests.
(1)
(4)
(4)
(4)
(4)

CENTERLINE CAPITAL GROUP
Supplemental Financial Statements
The accompanying “As Adjusted” balance sheets and statements of operations are not in accordance with
GAAP, are presented for the purpose of enhancing the understanding of the economics of our business, and may not be comparable to figures reported by other companies.

centerline capital group

Consolidated Balance Sheet

(in thousands)	September 30, 2011 As Reported (GAAP)	September 30, 2011 As Adjusted[1]	December 31, 2010 As Reported (GAAP)	December 31, 2010 As Adjusted[1]
Assets				
Cash and cash equivalents	$ 96,558	$ 23,659	$ 119,598	$ 24,208
Restricted cash	15,244	15,244	13,231	13,231
Investments				
Available-for-sale	434,689	70,909	485,280	39,678
Equity method	6,618	6,618	5,635	5,635
Mortgage loans held for sale and other assets	80,715	80,715	77,287	77,287
Investments in and loans to affiliates, net	4,160	151,238	510	96,185
Intangible assets, net	8,962	8,962	9,494	9,494
Mortgage servicing rights, net	69,875	70,309	65,614	66,130
Deferred costs and other assets, net	73,625	16,589	76,686	19,667
Investments held by Consolidated Partnerships	3,122,559	-	3,302,667	-
Other assets of Consolidated Partnerships	742,255	-	849,738	-
Assets of Discontinued Operations	-	-	18	18
Total Assets	**$ 4,655,260**	**$ 444,243**	**$ 5,005,758**	**$ 351,533**
Liabilities and Equity				
Liabilities				
Notes payable and other borrowings	$ 215,602	$ 215,602	$ 231,374	$ 209,681
Financing arrangements and secured financing	621,693	-	665,875	-
Preferred shares of subsidiary (subject to mandatory repurchase)	55,000	-	55,000	-
Accounts payable, accrued expenses and other liabilities	191,178	100,298	237,804	92,413
Liabilities of Consolidated Partnerships	593,123	-	497,105	-
Total Liabilities	1,676,596	315,900	1,687,158	302,094
Mezzanine Equity				
Redeemable securities	10,885	10,885	12,462	12,462
Equity				
Centerline Holding Company	190,272	212,860	161,304	125,277
Non-controlling interests	2,777,507	(95,402)	3,144,834	(88,300)
Total Liabilities and Equity	**$ 4,655,260**	**$ 444,243**	**$ 5,005,758**	**$ 351,533**

(1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust. Refer to Pages
16-17 for further details.

centerline capital group

($000s)	September 30, 2011	
Assets		
Cash and cash equivalents	$	23,659
Restricted cash		15,244
Investments:		
Available-for-sale		70,909
Equity method		6,618
Mortgage loans held for sale and other assets		80,715
Investments in and loans to affiliates, net		151,238
Intangible assets, net		8,962
Mortgage servicing rights, net		70,309
Deferred costs and other assets, net		16,589
Total Assets	$	444,243
Liabilities		
Notes payable and other borrowings	$	215,602
Accounts payable, accrued expenses and other liabilities		100,298
Total Liabilities		315,900
Mezzanine Equity		
Redeemable securities		10,885
Equity		
Centerline Holding Company total		212,860
Non-controlling interests		(95,402)
Total Liabilities and Equity	$	444,243

Investments - Available-for-sale	
Freddie Mac B certificates	$ 66,732
Mortgage revenue bonds	4,177
Total	**70,909**

Investments - Equity method and Other	
Mortgage loans held for sale	$ 79,207
Equity interests in LIHTC properties	6,618
Mortgage loans held for investment	1,360
Other	148
Total	**87,333**

Investments in and loans to affiliates	
Equity interest in Credit Risk Products subsidiaries	88,151
Equity interest in Equity Issuer Trust subsidiary	25,337
Fund advances related to property partnerships, net	22,277
Fees receivable, net	14,096
Other, net	1,377
Total	**151,238**

Deferred costs and other assets, net	
Prepaid expenses	$ 4,813
Income tax receivable	3,134
Fees receivable	2,018
Property, plant and equipment	2,301
Interest receivable	318
Receivables and other assets	4,005
Total	**$ 16,589**

As Adjusted Balance Sheet
Asset Detail

centerline capital group

($000s)		September 30, 2011
Assets		
Cash and cash equivalents	$	23,659
Restricted cash		15,244
Investments:		
Available-for-sale		70,909
Equity method		6,618
Mortgage loans held for sale and other assets		80,715
Investments in and loans to affiliates, net		151,238
Intangible assets, net		8,962
Mortgage servicing rights, net		70,309
Deferred costs and other assets, net		16,589
Total Assets	$	444,243
Liabilities		
Notes payable and other borrowings	$	215,602
Accounts payable, accrued expenses and other liabilities		100,298
Total Liabilities		315,900
Mezzanine Equity		
Redeemable securities		10,885
Equity		
Centerline Holding Company total		212,860
Non-controlling interests		(95,402)
Total Liabilities and Equity	$	444,243

Notes Payable		
Term loan		
Loan size	$	127,990
Rate		LIBOR + 3.00%
Rate at period end		3.22%
Maturity date		Mar-17
Revolving credit facility		
Facility size	$	37,000
Outstanding balance at period end	$	12,100
Rate		LIBOR + 3.00%
Rate at period end		3.22%
Maturity date		Mar-15
Mortgage banking warehouse facility		
Facility size	$	100,000
Outstanding balance at period end	$	34,025
Rate		LIBOR + 2.50%
Rate at period end		2.74%
Facility expiration date		Sep-12
Multifamily ASAP warehouse facility		
Outstanding balance at period end	$	41,487
Rate at period end		1.50%
Facility expiration date		N/A
Uncommitted Warehouse Repurchase Facility		
Outstanding balance at period end	$	-
Rate		LIBOR + 3.50%
Weighted average rate of outstanding borrowing at period end		4.00%
Facility expiration date		Nov-12

Accounts payable, accrued expenses and other liabilities		
Allowance for risk sharing obligations	$	28,790
Derivative liability		29,452
Deferred revenues		14,191
Accounts payable		3,945
Salaries and benefits payable		10,420
Unfunded escrow		2,056
Accrued expenses		8,892
Income Tax payable		1,567
Accrued interest payable		985

As Adjusted Balance Sheet (cont.)
Liability Detail

centerline capital group

(in thousands, except per share data)	Three Months Ended September 30, 2011 — As Reported (GAAP)	2011 — As Adjusted [1]	2010 — As Reported (GAAP)	2010 — As Adjusted [1]
Revenues:				
Interest income:				
Interest income	$ 9,955	$ 6,174	$ 10,814	$ 3,138
Fee Income	8,379	13,697	6,872	15,633
Other revenues[2]	7,791	9,791	8,122	9,360
Revenues of Consolidated Partnerships	26,539	-	28,171	-
Total revenues	**52,664**	**29,662**	**53,979**	**28,131**
Expenses:				
General and administrative:				
Salaries and benefits	12,987	12,997	10,400	10,384
Other	12,994	11,240	8,909	8,257
Total general and administrative expenses	25,981	24,237	19,309	18,641
Provision (recovery) for losses, net	(39,644)	961	5,236	3,470
Total Interest Expenses	22,559	12,275	21,135	7,830
Depreciation and amortization	3,712	3,557	5,645	5,185
Loss on impairment of assets	-	-	24,492	24,492
Interest and other expenses of Consolidated Partnerships	50,522	-	43,965	-
Total expenses	**63,130**	**41,030**	**119,782**	**59,618**
Income (loss) before other income	**(10,466)**	**(11,368)**	**(65,803)**	**(31,487)**
Equity and other income (loss)	-	36,600	(14)	(1,666)
Gain from repayment or sale of investments	132	(19)	121	121
Other loss from Consolidated Partnerships	(53,798)	-	(73,275)	-
Income (loss) from continuing operations before income taxes	**(64,132)**	**25,213**	**(138,971)**	**(33,032)**
Income tax provision - continuing operations	87	86	434	434
Net income (loss) from continuing operations	(64,045)	25,299	(138,537)	(32,598)
Net income from discontinued operations	-	-	618	618
Net income (loss)*	(64,045)	25,299	(137,919)	(31,980)
Net income (loss) attributable to non-controlling interests	87,860	-	106,653	-
Net income attributable to Centerline Holding Company shareholders	23,815	25,299	(31,266)	(31,980)
Net income per share:				
Basic				
Income from continuing operations	$ 0.07	$ 0.07	$ (0.09)	$ (0.09)
Income from discontinued operations	$ -	$ -	$ - [3]	$ - [3]
Diluted				
Income from continuing operations	$ 0.07	$ 0.07	$ (0.09)	$ (0.09)
Income from discontinued operations	$ -	$ -	$ - [3]	$ - [3]
Weighted average shares outstanding:				
Basic	349,166	349,166	348,302	348,302
Diluted	349,166	349,166	348,302	348,302

Consolidated Statement of Operations (3Q11)
(1) Adjusted to exclude Consolidated
 Partnerships, mortgage revenue
 bonds re-securitized in December
 2007, Credit Risk Products and
 Equity Issuer Trust.
(2) Includes prepayment penalties,
 expense reimbursements, gains on
 sales of mortgage loans and other
 revenues.
(3) Amounts calculate to less than one
 cent per share.

(in thousands, except per share data)	Nine Months Ended September 30, 2011 As Reported (GAAP)	2011 As Adjusted [1]	2010 As Reported (GAAP)	2010 As Adjusted [1]
Revenues:				
Interest income:				
Interest income	$ 30,048	$ 14,731	$ 33,354	$ 12,555
Fee Income	24,938	42,270	23,460	45,792
Other revenues [2]	22,831	28,475	20,440	23,458
Revenues of Consolidated Partnerships	80,011	-	82,304	-
Total revenues	**157,828**	**85,476**	**159,558**	**81,805**
Expenses:				
General and administrative:				
Salaries and benefits	34,791	34,791	34,904	34,833
Other	37,082	32,200	71,845	43,513
Total general and administrative expenses*	71,873	66,991	106,749	78,346
Provision (recovery) for losses, net*	(48,305)	4,085	(94,093)	(101,493)
Total Interest Expenses*	54,053	20,533	56,301	19,836
Depreciation and amortization	10,966	10,234	17,705	16,286
Loss on impairment of assets*	-	-	59,519	59,519
Interest and other expenses of Consolidated Partnerships	237,870	-	225,002	-
Total expenses	**326,457**	**101,843**	**371,183**	**72,494**
Income (loss) before other income	**(168,629)**	**(16,367)**	**(211,625)**	**9,311**
Equity and other income (loss)	-	48,670	(198)	(31,138)
Gain on settlement of liability*	4,368	1,756	25,253	23,309
Gain from repayment or sale of investments	1,456	136	2,323	230
Other loss from Consolidated Partnerships	(237,834)	-	(298,709)	1,219
Income (loss) from continuing operations before income taxes	**(400,639)**	**34,195**	**(482,956)**	**2,931**
Income tax provision - continuing operations	(93)	(144)	(100)	(100)
Net income (loss) from continuing operations	(400,732)	34,051	(483,056)	2,831
Net income from discontinued operations	253	253	160,645	70,727
Net income (loss)*	(400,479)	34,304	(322,411)	73,558
Net income (loss) attributable to non-controlling interests	434,738	-	396,933	(1,085)
Net income attributable to Centerline Holding Company shareholders*	34,259	34,304	74,522	72,473
Net income per share:				
Basic				
Income from continuing operations	$ 0.10	$ 0.10	$ 1.12 (4)	$ 1.12 (4)
Income from discontinued operations	$ - (3)	$ - (3)	$ 0.25 (4)	$ 0.25 (4)
Diluted				
Income from continuing operations	$ 0.10	$ 0.10	$ 1.12 (4)	$ 1.12 (4)
Income from discontinued operations	$ - (3)	$ - (3)	$ 0.25 (4)	$ 0.25 (4)
Weighted average shares outstanding:				
Basic	348,995	348,995	279,830	279,830
Diluted	348,995	348,995	280,785	280,785

Consolidated Statement of Operations (3Q YTD)

centerline capital group

($000s, except per share amounts)		September 30, 2011
Revenues		
Interest income	$	6,174
Fee income		13,697
Other revenues		9,791
Total Revenues		29,662
Expenses		
General and administrative		24,237
Provision (recovery) for losses, net		961
Interest expense		12,275
Depreciation and amortization		3,557
Loss on impairment of assets		-
Total Expenses		41,030
Loss before other income		(11,368)
Equity and other income, net		36,600
Gain on settlement of liability		-
Gain from repayment or sale of investments, net		(19)
Income from continuing operations before income taxes		25,213
Income tax provision - continuing operations		86
Net loss from continuing operations		25,299
Net income attributable to Centerline Holding Company shareholders	$	25,299

Interest income		
Freddie Mac Certificates		3,939
Escrow balances		266
Mortgage Revenue Bonds		150
Other		1,819
Total		6,174
Fee income		
AH asset management		6,507
Mortgage Banking loan servicing		6,112
Mortgage Banking loan originations		686
Other	$	392
Total		13,697
Other revenues		
Gain on sale of mortgage loans	$	7,398
AH Expense reimbursements		1,921
Prepayment penalties		106
Other		366
Total		9,791
Equity and other income, net		
Equity income in Credit Risk Products subsidiaries	$	36,600

Transactional Income 29%
Investment Income 21%
Investment Management Income 50%

Q3 2011 As Adjusted Income Statement
Revenue & Equity Income Detail

centerline capital group

($000s, except per share amounts)		September 30, 2011
Revenues		
Interest income	$	14,731
Fee income		42,270
Other revenues		28,475
Total Revenues		85,476
Expenses		
General and administrative		66,991
Provision (recovery) for losses, net		4,085
Interest expense		20,533
Depreciation and amortization		10,234
Total Expenses		101,843
(Loss) before other income		(16,367)
Equity and other income, net		48,670
Gain on settlement of liability		1,756
Gain from repayment or sale of investments, net		136
Income from continuing operations before income taxes		34,195
Income tax provision - continuing operations		(144)
Net income from continuing operations		34,051
Income from discontinued operations		253
Net income attributable to Centerline Holding Company shareholders	$	34,304

Interest income		
Freddie Mac Certificates		9,669
Escrow balances		646
Mortgage Revenue Bonds		462
Other		3,954
Total		14,731

Fee income		
AH asset management		20,350
Mortgage Banking loan servicing		17,252
Mortgage Banking loan originations		3,208
Other	$	1,460
Total		42,270

Other revenues		
Gain on sale of mortgage loans	$	20,869
AH Expense reimbursements		5,967
Prepayment penalties		265
Other		1,374
Total		28,475

Equity and other income, net		
Equity income in Credit Risk Products subsidiaries	$	48,670

Transactional Income 29%
Investment Income 21%
Investment Management Income 50%

YTD 2011 As Adjusted Income Statement
Revenue & Equity Income Detail

centerline capital group

Q3 2011 Detailed As Adjusted Balance Sheet

(in thousands)	September 30, 2011 As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted[1]
Assets						
Cash and cash equivalents	$ 96,558	$ -	$ -	$ (72,858)	$ (41)	$ 23,659
Restricted cash	15,244	-	-	-	-	15,244
Investments						
Available-for-sale	434,689	306,127	(468,773)	(19,512)	(181,622)	70,909
Equity method	6,618	-	-	-	-	6,618
Mortgage loans held for sale and other assets	80,715	-	-	-	-	80,715
Investments in and loans to affiliates, net	4,160	33,579	-	88,150	25,349	151,238
Intangible assets, net	8,962	-	-	-	-	8,962
Mortgage servicing rights, net	69,875	-	434	-	-	70,309
Deferred costs and other assets, net	73,625	1,937	(5,891)	(49,556)	(3,526)	16,589
Investments held by Consolidated Partnerships	3,122,559	(3,122,559)	-	-	-	-
Other assets of Consolidated Partnerships	742,255	(742,255)	-	-	-	-
Total Assets	**$ 4,655,260**	**$ (3,523,171)**	**$ (474,230)**	**$ (53,776)**	**$ (159,840)**	**$ 444,243**
Liabilities and Equity						
Liabilities						
Notes payable	$ 215,602	$ -	$ -	$ -	$ -	$ 215,602
Financing arrangements and secured financing	621,693	-	(621,693)	-	-	-
Preferred shares of subsidiary (subject to mandatory repurchase)	55,000	-	-	-	(55,000)	-
Accounts payable, accrued expenses and other liabilities	191,178	-	(6,239)	(83,801)	(840)	100,298
Liabilities of Consolidated Partnerships	593,123	(593,123)	-	-	-	-
Total Liabilities	1,676,596	(593,123)	(627,932)	(83,801)	(55,840)	315,900
Mezzanine Equity						
Redeemable securities	10,885	-	-	-	-	10,885
Equity						
Centerline Holding Company	190,272	(171,062)	153,702	39,948	-	212,860
Non-controlling interests	2,777,507	(2,758,986)	-	(9,923)	(104,000)	(95,402)
Total Liabilities and Equity	**$ 4,655,260**	**$ (3,523,171)**	**$ (474,230)**	**$ (53,776)**	**$ (159,840)**	**$ 444,243**

(1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust.

centerline capital group

(in thousands)	December 31, 2010 As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted [1]
Assets						
Cash and cash equivalents	$ 119,598	$ -	$ -	$ (95,188)	$ (202)	$ 24,208
Restricted cash	13,231	-	-	-	-	13,231
Investments						
Available-for-sale	485,280	364,913	(615,058)	(18,389)	(177,068)	39,678
Equity method	5,635	-	-	-	-	5,635
Mortgage loans held for sale and other assets	77,287	-	-	-	-	77,287
Investments in and loans to affiliates, net	510	41,559	-	32,929	21,187	96,185
Intangible assets, net	9,494	-	-	-	-	9,494
Mortgage servicing rights, net	65,614	-	516	-	-	66,130
Deferred costs and other assets, net	76,686	2,468	(5,948)	(49,783)	(3,756)	19,667
Investments held by Consolidated Partnerships	3,302,667	(3,302,667)	-	-	-	-
Other assets of Consolidated Partnerships	849,738	(849,738)	-	-	-	-
Assets of Discontinued Operations	18	-	-	-	-	18
Total Assets	**$ 5,005,758**	**$ (3,743,465)**	**$ (620,490)**	**$ (130,431)**	**$ (159,839)**	**$ 351,533**
Liabilities and Equity						
Liabilities						
Notes payable	$ 231,374	$ -	$ -	$ (21,693)	$ -	$ 209,681
Financing arrangements and secured financing	665,875	-	(665,875)	-	-	-
Preferred shares of subsidiary (subject to mandatory repurchase)	55,000	-	-	-	(55,000)	-
Accounts payable, accrued expenses and other liabilities	237,804	-	(3,442)	(141,110)	(839)	92,413
Liabilities of Consolidated Partnerships	497,105	(497,105)	-	-	-	-
Total Liabilities	1,687,158	(497,105)	(669,317)	(162,803)	(55,839)	302,094
Mezzanine Equity						
Redeemable securities	12,462	-	-	-	-	12,462
Equity						
Centerline Holding Company	161,304	(121,605)	48,827	36,751	-	125,277
Non-controlling interests	3,144,834	(3,124,755)	-	(4,379)	(104,000)	(88,300)
Total Liabilities and Equity	**$ 5,005,758**	**$ (3,743,465)**	**$ (620,490)**	**$ (130,431)**	**$ (159,839)**	**$ 351,533**

Q4 2010 Detailed As Adjusted Balance Sheet
(1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust.

centerline capital group

Q3 2011 Detailed As Adjusted Income Statement

(in thousands, except per share data)

	Three Months Ended September 30, 2011					
	As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted [1]
Revenues:						
Interest income:						
Interest income	$ 9,955	$ 7,804	$ (8,748)	$ (321)	$ (2,516)	$ 6,174
Fee Income	8,379	6,027	297	(1,006)	-	13,697
Other revenues [2]	7,791	1,921	(18)	97	-	9,791
Revenues of Consolidated Partnerships	26,539	(26,539)	-	-	-	-
Total revenues	**52,664**	**(10,787)**	**(8,469)**	**(1,230)**	**(2,516)**	**29,662**
Expenses:						
General and administrative:						
Salaries and benefits	12,987	-	-	10	-	12,997
Other	12,994	-	-	(1,700)	(54)	11,240
Total general and administrative expenses	25,981	-	-	(1,690)	(54)	24,237
Provision (recovery) for losses, net	(39,644)	-	-	40,605	-	961
Total Interest Expense	22,559	-	(10,047)	723	(960)	12,275
Depreciation and amortization	3,712	-	(53)	(24)	(78)	3,557
Interest and other expenses of Consolidated Partnerships	50,522	(50,522)	-	-	-	-
Total expenses	**63,130**	**(50,522)**	**(10,100)**	**39,614**	**(1,092)**	**41,030**
Income (loss) before other income	**(10,466)**	**39,735**	**1,631**	**(40,844)**	**(1,424)**	**(11,368)**
Equity and other income (loss)	-	-	-	36,732	(132)	36,600
Gain on settlement of liabilities	-	-	-	-	-	-
Gain from repayment or sale of investments	132	-	(151)	-	-	(19)
Other loss from Consolidated Partnerships	(53,798)	53,798	-	-	-	-
Loss from continuing operations before income taxes	**(64,132)**	**93,533**	**1,480**	**(4,112)**	**(1,556)**	**25,213**
Income tax provision - continuing operations	87	-	-	(1)	-	86
Net loss from continuing operations	**(64,045)**	**93,533**	**1,480**	**(4,113)**	**(1,556)**	**25,299**
Net income (loss) attributable to non-controlling interests	87,860	(93,529)	-	4,113	1,556	-
Net income (loss) attributable to Centerline Holding Company shareholders	**23,815**	**4**	**1,480**	**-**	**0**	**25,299**
Net income per share:						
Basic						
Income from continuing operations	$ 0.07					$ 0.07
Income from discontinued operations	$ - [3]					$ - [3]
Diluted						
Income from continuing operations	$ 0.07					$ 0.07
Income from discontinued operations	$ - [3]					$ - [3]
Weighted average shares outstanding:						
Basic	349,166					349,166
Diluted	349,166					349,166

(1) Refer to page 20 for further details.

(2) Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues.
(3) 2011 Amounts calculates to less than one cent per share.

centerline capital group

YTD 2011 Detailed As Adjusted Income Statement

(in thousands, except per share data)

	Nine Months Ended September 30, 2011					
	As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted[1]
Revenues:						
Interest income	$ 30,048	$ 24,343	$ (30,649)	$ (1,462)	$ (7,549)	$ 14,731
Fee Income	24,938	19,456	890	(3,014)	-	42,270
Other revenues[2]	22,831	5,468	(56)	278	(46)	28,475
Revenues of Consolidated Partnerships	80,011	(80,011)	-	-	-	-
Total revenues	**157,828**	**(30,744)**	**(29,815)**	**(4,198)**	**(7,595)**	**85,476**
Expenses:						
General and administrative:						
Salaries and benefits	34,791	-	-	-	-	34,791
Other	37,082	-	-	(4,737)	(145)	32,200
Total general and administrative expenses	71,873	-	-	(4,737)	(145)	66,991
Provision (recovery) for losses, net	(48,305)	-	-	52,390	-	4,085
Total Interest Expense	54,053	-	(30,743)	103	(2,880)	20,533
Depreciation and amortization	10,966	-	(428)	(74)	(230)	10,234
Loss on impairment of assets	-	-	-	-	-	-
Interest and other expenses of Consolidated Partnerships	237,870	(237,870)	-	-	-	-
Total expenses	**326,457**	**(237,870)**	**(31,171)**	**47,682**	**(3,255)**	**101,843**
Income (loss) before other income	**(168,629)**	**207,126**	**1,356**	**(51,880)**	**(4,340)**	**(16,367)**
Equity and other income (loss)	-	-	-	48,999	(329)	48,670
Gain on settlement of liabilities	4,368	-	-	(2,612)	-	1,756
Gain from repayment or sale of investments	1,456	-	(1,320)	-	-	136
Other loss from Consolidated Partnerships	(237,834)	237,834	-	-	-	-
Loss from continuing operations before income taxes	**(400,639)**	**444,960**	**36**	**(5,493)**	**(4,669)**	**34,195**
Income tax provision - continuing operations	(93)	-	-	(51)	-	(144)
Net loss from continuing operations	(400,732)	444,960	36	(5,544)	(4,669)	34,051
Net income (loss) from discontinued operations	253	-	-	-	-	253
Net income (loss)	**(400,479)**	**444,960**	**36**	**(5,544)**	**(4,669)**	**34,304**
Net income (loss) attributable to non-controlling interests	434,738	(444,951)	-	5,544	4,669	-
Net income (loss) attributable to Centerline Holding Company shareholders	**34,259**	**9**	**36**	**-**	**0**	**34,304**
Net income per share:						
Basic						
Income from continuing operations	$ 0.10					$ 0.10
Income from discontinued operations	$ - [3]					$ - [3]
Diluted						
Income from continuing operations	$ 0.10					$ 0.10
Income from discontinued operations	$ - [3]					$ - [3]
Weighted average shares outstanding:						
Basic	348,995					348,995
Diluted	348,995					348,995

(1) Refer to pages 23 and 24 for further details.
(2) Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues.
(3) The numerator of the calculation of basic and diluted net income per share includes the dividends in arrears for 2009 and for 2010 a reversal of all preferred dividends in arrears upon conversion of the preferred CRA shares into Special Series A Shares, and the effect of redeemable share conversions.

P&L Adjustments - Details
Consolidated Partnerships
Centerline’s operating results include the results of Tax Credit Fund Partnerships that are required to be consolidated pursuant to various accounting pronouncements, as well as other
Tax Credit Fund Partnerships and Property Partnerships that Centerline controls but in which it has little or no equity interest. As Centerline has virtually no economic interest in these partnerships, the net losses they generated were allocated almost entirely to the Partnerships' investors. The consolidation, therefore, has an insignificant impact on net income (loss), although certain Centerline operating results are eliminated in consolidation, and operating results of the consolidated partnerships are reflected in the income statement.
Given the above, the Company is presenting its operating results adjusted to exclude the impact of such partnerships’ consolidation.
Mortgage Revenue Bonds
For GAAP reporting purposes, consummation of the December 2007 Re-Securitization with Freddie Mac constituted a sale of the mortgage revenue bond investments, with the exception of certain bonds for which our continuing involvement precluded sale treatment. The Company is presenting its operating results adjusted to reflect all mortgage revenue bonds included in the December 2007 Re-Securitization as sold.
➢The balance sheet adjustments primarily relate to cash and deposits receivable which collateralize credit intermediation agreements, outstanding under a senior credit facility with no recourse to Centerline, loss reserves for credit intermediation agreements, deferred income, and fees payable for the restructuring of certain credit intermediation agreements.
➢The income statement adjustments primarily relate to fee income on credit intermediation agreements, provision for losses on credit intermediation agreements, fee expense relating to certain restructured credit intermediation agreements and equity income on the investment in Credit Risk Product subsidiaries.
Centerline Equity Issuer Trust (“EIT”)
Centerline’s operating results include the income related to Series A-1 Freddie Mac Certificates, and expenses related to preferred shares issued by EIT, a special purpose entity. Such preferred shares are secured by EIT’s assets, are non-recourse to Centerline and shares are fully defeased in principle and maturity by the Freddie Mac A-1 certificates. Accordingly, the
Company is presenting its operating results adjusted to exclude the impact of EIT’s consolidation.
Credit Risk Products
In connection with the March 2010 Restructuring, a series of transactions were entered into whereby the Company’s and its Centerline Capital Group Inc. subsidiary’s obligations under back to back credit default swaps issued to two counterparties where assigned and assumed by certain isolated special purpose entities, relieving the Company’s assets from exposure to potential contingent liabilities. While the credit default counterparties have significant consent rights with respect to key activities of the isolated special purpose entities, the Company consolidates the isolated special purpose entities for GAAP purposes. The Company has adjusted its operating results to reflect such isolated special purpose entities as if they were equity method investments.

As Reported - The reported figures that are in accordance with GAAP.

Convertible Redeemable Community Reinvestment Act Shares ("CRA Shares") - CRA Shares issued by Centerline Holding Company. CRA Shares are economically the same as common shares, and dividends for both are the same with no preference in liquidation or dividend payment. For presentation purposes, basic and diluted per share data include both common and CRA Shares. As a result of the March 2010 Restructuring, Centerline converted most of its CRA Shares into Special Series A Shares.

December 2007 Re-securitization - In December 2007, we completed the re-securitization of most of our mortgage revenue bond portfolio with Freddie Mac. For accounting purposes, consummation of this transaction constituted a sale of the mortgage revenue bond investments, with the exception of certain bonds for which our continuing involvement precluded sale treatment.

Discontinued Operations - As a result of the March 2010 Restructuring, Centerline exited the Commercial Real Estate Fund Management and Portfolio Management operating segments.

Fannie Mae DUS Lender - A mortgage lender who is delegated the authority to Underwrite, close, deliver, and Service Multi-Family loans for FNMA

FHA-approved mortgage provider - A mortgage lender who is approved to provide FHA financing on Multifamily and healthcare properties.

Freddie Mac seller-servicer - A mortgage lender who originates Multi-Family loans for sale to Freddie Mac and retains the servicing rights.

LIBOR - The London InterBank Offered Rate ("LIBOR") is the rate on dollar denominated deposits, also known as Eurodollars, traded between banks in London. The index is quoted for one-month, three-month, six-month and one-year periods. The LIBOR rate is an average of rate quotes from five major banks.

LIHTC - Multifamily properties that generate Low-Income Housing Tax Credits.

Non-controlling interests - In connection with acquisitions, the Company issued non-controlling interests that are convertible into common shares of Centerline Holding Company:

SCUs (Special Common Units) - Issued at the time of the Centerline Affordable Housing Advisors LLC acquisition in the fourth quarter of 2003. Distributions for 1.5 million of the shares outstanding are payable pari passu with common; equal to common dividend by .72.

Non-controlling interests also includes the limited partners interest in the Consolidated Partnerships, third party ownership in Centerline Financial Holdings LLC and preferred shares of our EIT subsidiary.

Preferred Shares of subsidiary subject to mandatory redemption / not subject to mandatory redemption - Shares issued by EIT secured by EIT's assets and which are non-recourse to Centerline. Such shares are fully defeased in principle and maturity by EIT's assets.

SIFMA - The Securities Industry and Financial Markets Association Municipal Swap Index; the principal benchmark for floating-rate

The March 2010 Restructuring - On March 5, 2010, Centerline completed a series of transactions with an affiliate of Island Capital Group LLC ("Island Capital"), C-III Capital Partners LLC ("C-III") and Centerline's creditors and preferred shareholders (the "March 2010 Restructuring").

Glossary